Exhibit 10.2

PLEDGE OF SHARES AGREEMENT

(1) ESPORTS ENTERTAINMENT GROUP, INC.

(2) GAMEDAY GROUP PLC

and

(3) PROZONE LIMITED

THIS PLEDGE OF SHARES AGREEMENT (this “Agreement”) is made on July ___, 2021 BETWEEN

(1)	ESPORTS ENTERTAINMENT GROUP, INC. (reg. no. E0473092008-2), a limited liability company incorporated in Nevada, USA having its registered address at 112 North Curry Street, Carson City, Nevada 89703-4934, USA (the “Pledgor”);

(2)	GAMEDAY GROUP PLC (C 77333), a limited liability company incorporated in Malta, having its registered address at Level 1, Burlington Business Centre, Dragonara Road, St Julian’s, Malta (the “Pledgee”); and

(3)	PROZONE LIMITED (C 97366), a limited liability company incorporated in Malta, having its registered address at Burlington Complex, Level 1, Dragonara Road, Paceville, St. Julians STJ 3141, Malta (the “Company”);

(The Pledgor and the Pledgee shall hereinafter together be referred to as the “Parties” and each a “Party”).

WHEREAS:

(A)	The Company has an issued share capital of EUR 25,101,200 divided into 25,101,200 ordinary shares having a nominal value of EUR1 each, fully paid-up, and all of these shares are held by the Pledgor; which shares, together with all the rights arising therefrom or in connection therewith, whether involving the receipt of money or otherwise, are hereinafter referred to as the “Pledged Shares”;

(B)	The Pledgor and the Pledgee have entered into a share sale and purchase agreement dated 24 May 2021 as amended and supplemented by an amendment agreement dated 13 June 2021 (together, the “SPA”);

(C)	The Pledgor, in order to secure the Secured Obligations (as defined herein) has agreed to enter into this Agreement with the Pledgee whereby the Pledged Shares are pledged in favour of the Pledgee under the terms and conditions hereof and to procure the delivery of the share certificates and other documents (evidencing title) in respect of the Pledged Shares to the Pledgee in accordance with the terms of this Agreement; and

(D)	The Parties are, therefore, entering into this Agreement so as to establish and regulate in detail the terms and conditions under which the Pledge of the Pledged Shares shall take place and under which the release and termination of such Pledge shall be effected.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

(i)	“Business Day” means a day (other than Saturday or Sunday) on which banks are open for general business in Malta;

(ii)	“Civil Code” means the Civil Code (Chapter 16 of the Laws of Malta);

(iii)	“Companies Act” means the Companies Act (Chapter 386 of the Laws of Malta);

(iv)	“Pledge” means the pledge as created under this Agreement; and

2

(v)	“Secured Obligations” means the Pledgor’s obligation under the SPA to pay to the Pledgee the amount of EUR 4,000,000, in immediately available funds to the Seller’s Account and to be received by the Seller by no later than 1 October 2021, and all and any fees and/or expenses which the Pledgee may hereafter incur in the protection or enforcement of its respective rights under the SPA.

1.2	Construction

(a)	Capitalised terms defined in the Subscription Agreement have, unless expressly defined in this Agreement, the same meaning in this Agreement.
(b)	In this Agreement, unless the contrary intention appears, a reference to:

(i)         a Clause is a reference to a clause of this Agreement; and

(ii)        a “Party” or any other person includes, as applicable, its or his successors in title, permitted assigns and permitted transferees.

(c)	Headings are for ease of reference only.

(d)	The singular form includes the plural and vice versa; the masculine form includes the feminine.

(e)	Where there are two or more persons (whether physical, corporate or unincorporate) comprised in the expression the “Pledgor/s” the obligations of the Pledgor under this Agreement shall be the obligations of such persons jointly and severally.

2.	PLEDGE

2.1        The Pledgor hereby undertakes to the Pledgee the due and punctual payment of all the Secured Obligations.

2.2        The Pledgor hereby pledges to the Pledgee who accepts the Pledged Shares set out against his name above as security for the due and punctual payment and performance of the Secured Obligations. In constitution of the Pledge, the Pledgor is contemporaneously delivering the share certificates relating to the Pledged Shares and the relevant executed Annexes, to the Pledgee who accepts to hold the said shares, certificates and Annexes under the terms hereof. The parties are entering into this Agreement to regulate the said Pledge.

2.3        It is expressly agreed that the Pledge is being granted by the Pledgor to the Pledgee as security for the Secured Obligations.

2.4        This Pledge confers upon the Pledgee the right to obtain payment out of the Pledged Shares (whether through sale or disposal thereof, appropriation or otherwise) with preference over other creditors as provided by the Civil Code in virtue of the special privilege accorded by law under article 2009(a) of the said Civil Code as well as the right of retention over the said Pledged Shares until such time as all the Secured Obligations have been fully and irrevocably performed.

2.5        The Parties hereby agree that the pledge created over the shares held by Pledgor may constitute a ‘financial collateral arrangement’ for the purposes of the Financial Collateral Arrangements Regulations (S.L. 459.01) (the “Financial Collateral Regulations”) and that the said Financial Collateral Regulations shall be applicable to shares held by Pledgor.

3

2.6        Nothing in this Agreement shall be construed as placing on the Pledgee, prior to the eventual disposal or appropriation of the Pledged Shares, any liability whatsoever in respect of any calls, instalments or other payments relating to any of the Pledged Shares or to any rights, shares or other securities accruing, offered or arising as aforesaid, and the Pledgor shall at all times indemnify and hold harmless the Pledgee against and from all demands made against it, payments made by it, and costs, expenses, damages, losses or other liabilities incurred or suffered by it at any time in respect of any such calls, instalments or other payments as aforesaid.

2.7        The Pledgee holds the benefit of this Agreement on trust for itself in accordance with the provisions of the Subscription Agreement.

3.	REPRESENTATIONS AND WARRANTIES

3.1	The Pledgor severally represents and warrants to the Pledgee that:

(a)	it is an entity duly incorporated and validly existing under the laws of its jurisdiction of incorporation and it has the power to own its assets and carry on its business as it is being conducted;

(b)	it is the sole legal owner of the Pledged Shares set out against its name above and that the said shares are free from all and any encumbrances other than the special privilege created as a result of this Agreement;

(c)	it has the power to enter into and perform, and has taken all necessary action to authorise the entry into, performance and delivery of, this Agreement;

(d)	this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms;

(e)	all authorisations, regulatory approvals and third party consents required or advisable in connection with the entry into, performance, validity and enforceability of the Pledge have been obtained or effected and are in full force and effect;

(f)	the entry into and performance by it of, and the transactions contemplated by, the Pledge does not and will not:

(i)	conflict with any law or regulation or judicial or official order; or
(ii)	conflict with its constitutional documents; or
(iii)	conflict with any document which is binding upon itself or any of its assets;

(g)	other than in accordance with this Agreement, including but not limited to Clause 6 hereof, the Pledgor no longer enjoys any right to dispose of any of the Pledged Shares nor any rights to enjoy any dividends, capital or other distribution nor the right to redeem the Pledged Shares or any other rights arising in connection with or from the Pledged Shares;

(h)	the Company has not issued or granted or resolved or agreed to issue or grant any option or other right to subscribe for or acquire any additional shares or stocks to any person;

(i)	all rights arising from or in connection with the Pledged Shares are exercisable in the interest of the Pledgor and the Pledgee strictly in accordance with the terms of this Agreement;

4

(j)	this Agreement and all the terms and obligations herein contained are valid and binding on the Pledgor and there exist no limitations in any agreement to which the Pledgor is a party or in any applicable law which would hinder the performance of any of the obligations of the Pledgor hereunder;

(k)	none of the Pledged Shares are affected by or the subject of a precautionary or executive warrant of seizure issued by the Courts in Malta; and

(l)	for the purposes of Council (EC) Regulation No. 1346/2000 of 29th May 2000 on Insolvency Proceedings (the “Regulation”), the centre of main interest of the Pledgor (as that term is used in Article 3(1) of the Regulation) is situated in its jurisdiction of incorporation.

3.2        The Pledgor also represents and warrants to and undertakes in favour of the Pledgee that the foregoing representations and warranties in Clause 3.1 will be true and accurate throughout the duration of this Agreement with reference to the facts and circumstances subsisting from time to time.

4.	COVENANTS

4.1	The Pledgor covenants and agrees with the Pledgee:

(a)	to warrant and to defend the right title and interest of the Pledgor and the Pledgee in and to the Pledged Shares against the claims and demands of all persons whomsoever;

(b)	that it will not sell, assign, transfer, pledge or encumber in any other manner any of the Pledged Shares or suffer to exist any encumbrance on the Pledged Shares except the Pledge;

(c)	that it will not request the repurchase of the Pledged Shares by the Company without the prior written consent of the Pledgee;

(d)	that it will notify, or consent to the Pledgee notifying, the Malta Registrar of Companies of the Pledge by filing the statutory notice (Form T2) in the form set out in Annex 1 within three (3) Business Days from the date of this Agreement;

(e)	that it will not grant in favour of any other person any interest in or any option or other rights in respect of any of the Pledged Shares;

(f)	to procure that the Company shall not issue or grant or resolve or agree to issue or grant any option or other right to subscribe for or acquire shares or stocks to any person other than the Pledgor (and subject always to this Pledge) and that no reduction of the Company’s issued share capital is made;

(g)	that it will at all times remain the legal and beneficial owner of the Pledged Shares;

(h)	to procure that no amendment or supplement is made to the Company’s Memorandum or Articles of Association which would have a material adverse effect on the performance by the Pledgor of its obligations under this Agreement or on the rights and remedies of the Pledgee under this Agreement;

(i)	that if it shall subscribe for, be allotted or otherwise acquire any such other shares at any time and from time to time after the date hereof, it shall within seven (7) Business Days from such event deliver to the Pledgee an executed Additional Pledge Agreement in the form set out in Annex 5 and deliver or procure that there be delivered to the Pledgee the relevant share certificates together with the undated signed share transfer forms (in the form set out in Annex 4) executed in blank in respect thereof, as well as a certified true copy of an extract of the register of members of the Company confirming that the Company has recorded the pledge of shares on the same terms as those in this Agreement;

5

(j)	that it and the Company will obtain and maintain in full force and effect all Maltese governmental and other approvals and consents and do or cause to be done all other acts and things necessary or desirable in connection herewith or for the performance of their obligations hereunder;

(k)	that in the event of the nomination of any new directors to the Company it shall procure the delivery of an undated resignation letter from such directors to the Pledgee (in the form set out in Annex 3) within seven (7) Business Days from the appointment of such director; and

(l)	that it shall not take or omit to take any action which will or might impair the value of the Pledged Shares.

4.2	the Pledgor further covenants and agrees with the Pledgee that within three (3) Business Days from the date of this Agreement it will deliver to the Pledgee:

(a)	all existing Share Certificates in respect of the Pledged Shares, duly annotated in the form set out in Annex 2;

(d)	undated letters of resignation of the directors of the Company in the form set out in Annex 3;

(e)	an undated share transfer instrument in respect of the Pledged Shares signed by the Pledgor, as transferor, in the form set out in Annex 4, and

(f)	a certified true copy of an extract of the register of members of the Company confirming that the Company has recorded the pledge of shares in terms of the Agreement.

5.	TERMINATION AND RELEASE OF PLEDGE

5.1        It is agreed that the Pledge constituted hereby is a continuing security for the due and punctual performance of all the Secured Obligations, and subject to the terms of this Agreement, the Pledge may only be terminated by all Parties in writing.

5.2        On final and full performance and discharge of the Secured Obligations to the satisfaction of the Pledgee, the Pledgee shall promptly, at the Pledgor’s cost:

(a) agree to terminate this Agreement and shall release all documents held by it hereunder to the Pledgor and the annotation of the share certificates shall be cancelled; and

(b) on a specific request in writing made by the Pledgor, file the necessary notification (Form T3) at the Registry of Companies in accordance with the Companies Act.

6

6.	VOTING POWERS, DIVIDENDS, NOTICES ETC.

6.1        Prior to the service of a Notice of Default (as hereinafter defined) by the Pledgee to the Pledgor, the rights pertaining to the Pledged Shares shall be exercised as following:

VOTING

(i)	The Pledgor may continue to exercise all voting and/or consensual rights and powers pertaining to the Pledged Shares or any part thereof for all purposes;

PROVIDED THAT the Pledgor undertakes not to exercise any of its voting rights or powers in a manner which negatively prejudices the interests of the Pledgee.

DIVIDENDS

(ii)	All dividends due on the Pledged Shares shall be paid to and shall be receivable by the Pledgor.

CAPITAL DISTRIBUTIONS

(iii)	All capital distributions paid on the Pledged Shares upon the reduction of capital or redemption of any Pledged Shares shall be received by the Pledgee to be held as security of the Pledgor’s obligations or otherwise applied as may be agreed with the Pledgee.

NOTICES OF MEETINGS

(iv)	All notices of meetings required by Maltese law and/or the Memorandum and Articles of the Company shall be sent to the Pledgor, who shall have the right to attend the same themselves.

6.2        Without prejudice to the rights and remedies of the Pledgee under Clause 9, upon the service of a Notice of Default (as hereinafter defined) by the Pledgee to the Pledgor, the Pledgee shall be immediately vested with all rights pertaining to the Pledgor under the Pledged Shares, and in particular, without prejudice to the generality of the foregoing:

(i)	all dividends due on the Pledged Shares shall be paid to and shall be received by the Pledgee which shall apply the same in accordance with this Agreement;

(ii)	all voting and other rights and powers attaching to the Pledged Shares shall vest in the Pledgee, and the Pledgee shall exercise such powers for the purposes of, and in accordance with the terms of, the Agreement;

(iii)	all capital distributions paid on the Pledged Shares upon any reduction of capital or redemption of any Pledged Shares shall be received by the Pledgee which shall apply the same in accordance with this Agreement; and

(iv)	all notices of meetings required by Maltese law and/or the Company’s Memorandum and Articles of Association shall be sent to the Pledgee which shall have the right to attend and vote at same itself.

6.3        Subject to the terms of this Agreement, upon the service of a Notice of Default (as hereinafter defined) by the Pledgee to the Pledgor, the Pledgor hereby irrevocably authorizes the Pledgee by way of security (who accepts and declares to have an interest in this mandate), with full power of substitution, to sign on its behalf any proxies or other documents which the Pledgee may require to enable the Pledgee to exercise such voting and other rights and powers attaching to the Pledged Shares or any part thereof.

6.4        The non-exercise or partial exercise by the Pledgee of any of its rights, powers or remedies under this Agreement, even after a Notice of Default has been served, shall not imply or operate as a waiver thereof on the part of the Pledgee and the granting of any new authorisations or permissions to the Pledgor by the Pledgee after any Event of Default has taken place shall not operate as a waiver of any right or remedy hereunder nor shall it preclude any other or further exercise thereof.

7

7.	RESERVED MATTERS

It is agreed that any resolution of the Company on the following matters shall require the consent of both the Pledgor and the Pledgee:

a.	the sale of assets of the Company;
b.	the liquidation of the Company;
c.	the merger or amalgamation of the Company;
d.	the reduction of capital in the Company;
e.	any change in the share capital structure of the Company;
f.	any amendment or change to the Memorandum or Articles of Association of the Company that may prejudice the rights of the Pledgee under this agreement; and/or
g.	the increase in the authorised or issued share capital of the Company.

PROVIDED THAT after the service of a Notice of Default to the Pledgor, the Pledgee may act alone without the consent of the Pledgor even on the above matters.

8.	RESPONSIBILITY FOR COMMERCIAL OPERATIONS

8.1        It is agreed that until such time as a Notice of Default is served by the Pledgee to the Pledgor, as well as after such events, the Pledgee shall under no condition be responsible for the commercial operations of the Company.

8.2        The powers conferred on the Pledgee hereunder are solely to protect its interest in the Pledged Shares and shall not impose any duty upon it to exercise any such powers. Except for the accounting for moneys actually received by it or them hereunder, the Pledgee shall have no duty as to any Pledged Shares, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters in connection with any Pledged Shares (whether or not the Pledgee has or is deemed to have knowledge of such matters), or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Pledged Shares.

9.	REMEDIES

9.1        On notice (by judicial act or otherwise as required or permitted by Maltese law), being served by the Pledgee to the Pledgor stating that an Event of Default (as defined below) has occurred and continuing and setting out the Event of Default (the “Notice of Default”), the Pledgee may exercise in relation to any and all of the Pledged Shares all the rights and remedies possessed by it under this Agreement or granted to it by law or otherwise and in particular:

(i) apply the unappropriated cash (if any) then held by it as security hereunder in reducing or in satisfaction or discharge of the Secured Obligations;

(ii) exercise all rights attached to the Pledged Shares as provided in clause 6 hereof;

(iii) remove directors of the Company (whether by dating their respective letters of resignation or otherwise), and appoint directors and officers of the Company;

(iv) dispose of all or any part of the Pledged Shares and set-off or apply the proceeds thereof towards reducing or in satisfaction or discharge of the Secured Obligations, in such manner and under such terms and conditions as the Pledgee may deem fit but always in accordance with the provisions of the Financial Collateral Regulations, where applicable or, at the option of the Pledgee, in accordance with Article 122 of the Companies Act;

8

(v) appropriate and acquire all or any part of the Pledged Shares and set-off or apply their value (determined as provided hereunder in this clause) towards reducing or in satisfaction or discharge of the Secured Obligations in accordance with the provisions of the Financial Collateral Regulations, where applicable,. or, at the option of the Pledgee, where applicable in accordance with Article 122 of the Companies Act; and/or

(vi) apply to the Courts for the judicial auction of all or any part of the Pledged Shares in accordance with the Civil Code (Cap. 16 of the Laws of Malta) and, in case of this remedy under this paragraph (vi), it is hereby declared and agreed by the Parties that the Pledged Shares have and shall be deemed to have a market value for the purposes of article 1970(4) of the Civil Code, which article 1970(4) shall apply to any sale by judicial auction as aforesaid.

9.2        For the purposes of paragraph (v) of clause 9.1, to the extent that the Pledgee decides to exercise the rights and remedies set out in the Financial Collateral Regulations, the value of the Pledged Shares for the purpose of the appropriation mentioned therein shall be the value of such shares as agreed between the Pledgor and the Pledgee at any time (whether before or after the service of a Notice of Default) for the purposes of the said clause 9.1(v) or, failing such agreement within five (5) Business Days from the date of the service of the Notice of Default, it shall be the net asset value of the Pledged Shares obtaining on the date of the Notice of Default, as determined in a commercially reasonable manner by an independent certified public accountant or a certified public accountant and auditor (the “Valuer”), appointed by the Pledgee in any jurisdiction, at the cost of the Pledgor. The Valuer shall be instructed to make his determination as soon as practicable (and in any event not later than thirty (30) days) after his appointment.

9.3        Any person entrusted with the determination of the value of the Pledged Shares in terms of Clause 9 or any court-appointed certified public accountant or certified public accountant and auditor (each an “Expert”) shall, unless the Court decrees otherwise, observe the following rules in order to achieve a fair and reasonable position for the Parties:

(i)        the Expert shall take into consideration any material events which have, in the view of either the Pledgee or the Pledgor, an impact on the valuation;

(ii)        it is agreed that the value of the Pledged Shares shall be established on the basis of commonly used methods (as at the time of the establishment of the value);

(iii)        in the event that the previous year’s audited accounts have not been maintained according to law, the Pledgor agrees that the Expert is authorised to base himself on the most recent drafts and management accounts available;

(iv)        in the event that such drafts and management accounts are not available, the Pledgor agrees that the Expert shall not be obliged to create accounts and audit them according to law but shall be entitled to receive evidence from the Pledgor or the Pledgee or such other person as he deems necessary on the value of assets in the Company and to reach a reasonable conclusion as to the value of the Pledged Shares; and

(v)        the non-co-operation of the Pledgor shall not hinder the Expert from making his report.

9

9.4        The Pledgor and the Company undertakes and agrees to give, produce, make available and deliver (and to procure that, and instruct, its respective officers and employees to give, produce, make available and deliver) all such documents and information which may be requested by such Expert for the purposes of his determination and the Pledgee shall be entitled (and, insofar as it is necessary to do so, the Pledgor and the Company hereby irrevocably and unconditionally authorises the Pledgee by way of security, who accepts) to present as evidence to the said Expert any documents and information in its possession relating to the Company and its assets and all workings carried out in connection with the valuation of the Pledged Shares.

9.5        Notwithstanding anything stated above and notwithstanding any action taken by the Pledgee to exercise its rights to sell or appropriate the Pledged Shares privately, the Pledgee shall be entitled at any time to apply to the Court for the judicial sale of the Pledged Shares.

9.6        The Parties agree that the Pledged Shares shall be voted to ensure that the Company observes all formalities and other time limits set by the Companies Act in relation to the accounts of the Company in order that the Pledgee’s rights hereunder shall in no way be impaired, hindered or delayed.

9.7         If and to the extent that the Pledgee opts to sell or appropriate the Pledged Shares in accordance with the remedies set out in Article 122 of the Companies Act or in accordance with the provisions of the Financial Collateral Regulations, where applicable, the Pledgor hereby agrees that in the event that the sale or appropriation of the Pledged Shares in terms of paragraphs (iv) to (vi) of clause 9.1 only makes commercial sense (in the reasonable opinion of the Pledgee) if so sold or appropriated in its entirety, then the Pledged Shares will be so sold and appropriated, notwithstanding the fact that the proceeds or value thereof will exceed the value of the Secured Obligations, provided that any excess proceeds over the value of the Secured Obligations recovered by the Pledgee in the case of a sale or any excess value appropriated by the Pledgee shall be released or reimbursed in favour of the Pledgor. In the event of such sale and for the avoidance of doubt, the Pledgor hereby irrevocably appoints the Pledgee, who declares to have an interest in this mandate and accepts the same as part of its security, as their attorney (with full power of substitution) in relation to the sale of the Pledged Shares, and the Pledgor ratifies and confirms and agrees to ratify and confirm any agreement, instrument, act or thing which such attorney or substitute may execute or do in pursuance hereof.

9.8        If and to the extent that the Pledgee exercises its rights under this Agreement and the law and proceeds with the disposal of the Pledged Shares (or part of the Pledged Shares) or with their appropriation and acquisition by it of the Pledged Shares (or part of the Pledged Shares) in settlement of the Secured Obligations due to it or part thereof, the Pledgor waives any right of pre-emption in relation to such shares arising in the Memorandum or Articles of Association of the Company or otherwise (including the rights emanating from Article 122(10) of the Companies Act).

9.9        The Pledgor shall not have any claim against the Pledgee in respect of any loss arising out of any such sale or appropriation in terms of paragraphs (iv) to (vi) of clause 9.1 or any postponement thereof howsoever caused and whether or not a better price could or might have been obtained upon the sale of the Pledged Shares or any of them by deferring or advancing the date of such sale or appropriation or otherwise howsoever.

9.10       Upon any disposal by the Pledgee of the Pledged Shares, the purchaser shall not be bound to see or enquire whether the power of sale of the Pledgee has arisen, the sale shall be deemed for all purposes hereof to be within the power of the Pledgee and the receipt of the Pledgee for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefor.

10

9.11       The Pledgee shall be entitled, at any time and as often as the Pledgee may deem appropriate, to delegate all or any of the rights, powers, remedies and discretions vested in it under and pursuant to this Agreement in such manner, upon such terms, and to such person or persons as the Pledgee may deem appropriate.

9.12       The remedies set out in this clause 9 are in addition to the remedies granted to the Pledgee under Maltese law and in so far as it is necessary to do so the Pledgor hereby irrevocably and unconditionally authorises the Pledgee by way of security, who accepts, to avail itself of all and any of the said remedies in protection of its rights.

10.	COSTS, CHARGES AND EXPENSES

All fees, costs and expenses in connection with this Agreement shall be borne in accordance with clause 16 (Costs and Expenses) of the Subscription Agreement.

11.	INDEMNITY

The Pledgor shall at all times indemnify and hold harmless the Pledgee against and from all losses, liabilities, damages, costs and expenses incurred by it or any of them at any time in the execution or performance of the terms and conditions hereof and against all actions, proceedings, claims, demands, costs, charges and expenses which may be incurred, sustained or arise at any time in respect of the non-performance or non-observance of any of the undertakings and agreements on the part of the Pledgor contained herein (or in the SPA) or in respect of any matter or thing done or omitted relating in any way whatsoever to the Pledged Shares.

12.	POWER OF ATTORNEY

12.1        The Pledgor hereby irrevocably and unconditionally appoints and authorises the Pledgee by way of security, who declares to have an interest in this mandate and accepts the same as part of its security, as its attorney (with full power of substitution) and in its name or otherwise on its behalf to sign, seal, execute, deliver, perfect and do all agreements, instruments, acts and things which may be required or which the Pledgee shall reasonably think proper or expedient for carrying out any obligations imposed on the Pledgor hereunder or for exercising and giving effect to any of the powers hereby conferred or for giving to the Pledgee the full benefit of the security constituted hereunder and so that the appointments hereby made shall operate to confer on the Pledgee authority to do on behalf of the Pledgor anything which the Pledgor can lawfully do by an attorney. The Pledgor ratifies and confirms and agrees to ratify and confirm any agreement, instrument, act or thing which such attorney or substitute may execute or do.

This is an irrevocable mandate granted by way of security in terms of Article 1887(1) of the Civil Code (Cap.16 of the Laws of Malta). Where applicable, the Pledgee also reserves the right to register such mandate or any other mandate by way of security granted under this Agreement in a public register.

12.2        Without prejudice to any other authorisations given under any other provision of this Agreement, it is agreed by the Parties that the powers granted by this clause shall only be exercised after the service of a Notice of Default or a breach by the Pledgor of any of its obligations hereunder has taken place.

11

13.	CONTINUING SECURITY

13.1	It is declared and agreed that:

(a) the Pledge created by this Agreement shall:

	(i)	be a continuing security for the payment, satisfaction, performance and discharge of the Secured Obligations and accordingly the Pledge so created shall not be satisfied by any intermediate payment or satisfaction of any part of the Secured Obligations;

	(ii)	be in addition to and shall not in any way prejudice or affect any other security or other encumbrance now or hereafter held by the Pledgee or any right or remedy of the Pledgee thereunder, and shall not be in any way prejudiced or affected thereby, or by the invalidity or unenforceability thereof, or by the Pledgee releasing, modifying or refraining from perfecting or enforcing any of the same or granting time or indulgence or compounding with any person liable;

	(iii)	not be discharged, impaired, prejudiced or otherwise affected by any amendment, modification, variation, supplement, novation, restatement or replacement of all or any part of the SPA;

	(iv)	not be discharged, impaired, prejudiced or otherwise affected by any other act, fact, matter, event, circumstance, omission or thing (including, without limitation, the invalidity, unenforceability or illegality of any of the Secured Obligations or the bankruptcy, liquidation, winding-up, insolvency, dissolution, administration, reorganisation or amalgamation of, or other analogous event of or with respect to the Pledgor (or any other person) which, but for this provision, might operate to discharge, impair, prejudice or otherwise affect the rights of the Pledgee under this Agreement or under the SPA or which, but for this provision, might constitute a legal or equitable discharge of the security hereby created; and

(b)	all the rights and powers vested in the Pledgee by this Agreement may be exercised from time to time and as often as the Pledgee may deem expedient.

13.2         No failure or delay on the part of the Pledgee to exercise any right, power or remedy under this Agreement, the SPA or any of them shall operate as a waiver thereof, nor shall any single or partial exercise by the Pledgee of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy, nor shall the giving by the Pledgee of any consent to any act which by the terms of this Agreement requires such consent prejudice the right of the Pledgee to withhold or give consent to the doing of any other similar act. The remedies provided in this Agreement and the SPA are cumulative and are not exclusive of any remedies provided by law.

13.3        Any settlement or discharge between the Pledgee and the Pledgor and/or any other person shall be conditional upon no security or payment to the Pledgee being avoided or set aside or ordered to be refunded or reduced by virtue of any provision or enactment relating to bankruptcy, liquidation, winding-up, insolvency, dissolution, administration, reorganisation, amalgamation or other analogous event or proceedings for the time being in force.

12

14.	SUSPENSE ACCOUNT

Any and all monies received, recovered or realised by the Pledgee under this Agreement may, at the discretion of the Pledgee, be credited to a suspense or impersonal account and shall bear interest at such rate, if any, as may be agreed in writing between the Pledgee and the Pledgor (and in default of agreement shall bear simple interest at the daily rate paid by the Pledgee on deposit accounts subject to 7 days notice of withdrawal from time to time). The monies may be held in such account for as long as the Pledgee may deem fit pending the application from time to time (as the Pledgee shall be entitled to do as it may think fit) of such monies and any accrued interest thereon in or towards the discharge of any of the Secured Obligations.

15.	APPLICATION OF PROCEEDS

All payments arising in relation to the Pledged Shares received by the Pledgee by way of dividends, capital distributions or otherwise as well as the proceeds of any sale or appropriation of all or any part of the Pledged Shares and received or applied by the Pledgee under this Agreement shall be credited to the account of the Pledgor and applied, to the extent that an appropriation needs be made:

FIRST in payment of all fees, costs and expenses in connection with this Agreement;
SECOND in payment of any interest due;
THIRD in payment of the principal Secured Obligations; and

the surplus, if any, after the Secured Obligations has been finally and fully repaid, shall be paid to the Pledgor or such other person as may for the time being be entitled thereto.

16.	EVENTS OF DEFAULT

An Event of Default shall ipso jure occur under this Agreement, without the need of any authorisation and/or confirmation from a competent court, if an Event of Default (or an event having substantially the same effect by whatever name it is called) under the Subscription Agreement or the SPA occurs.

17.	FURTHER ASSURANCES

17.1         The Pledgor agrees and undertakes that, at any time and from time to time upon the written request of the Pledgee, they will (at their cost) promptly and duly enter into, execute and deliver to the Pledgee any and all such further agreements, instruments and documents and do all such acts and things (including, without limitation, to make and pursue applications for any tax refunds, credits or other benefits which may be granted or claimed in terms of relevant law in respect of or in connection with any such dividends or distributions) as the Pledgee may reasonably require to give effect to or perfect the security intended to be created hereby, and to afford the Pledgee the full benefit of such security and of this Agreement and of the rights and powers herein granted, in any territories of the world as the Pledgee deems reasonably appropriate.

17.2         The Pledgor will (at its cost) do or permit to be done everything which the Pledgee may from time to time require to be done for the purpose of enforcing the Pledgee’s rights hereunder and will allow the name of the Pledgor to be used as and when required by the Pledgee for that purpose.

18.	SET-OFF & WAIVER OF RIGHTS

18.1        In addition to the rights conferred by law, the Pledgee shall be entitled, in terms of the provisions of the Set-Off and Netting on Insolvency Act, 2003 (as amended), to set-off against monies due to it under this Agreement all or any monies from time to time standing to the credit of the Pledgor with the Pledgee, whether on current or any other account, including those subject to a term whatsoever and any sums standing in a suspense or impersonal account.

13

For the purposes of the foregoing:

(a)	the Pledgee shall be entitled (as well before as after demand) to combine or consolidate all monies now or hereafter standing to the credit of the Pledgor on any account with the Pledgee and in any currency;

(b)	if the obligations are in different currencies, the Pledgee may convert either obligation at a market rate of exchange in its usual course of business for the purposes of the set-off; and

(c)	if either obligation is unliquidated or unascertained, the Pledgee may set-off in an amount estimated by it in good faith to be the amount of that obligation.

18.2        However, it is expressly agreed that the liability of the Pledgor under this Agreement shall in no way be extinguished, discharged or reduced or in any way affected by any right of set-off or counter-claim or any right whatsoever against the Pledgee and the Pledgor is hereby expressly waiving all rights (including any and all rights of action) the Pledgor may have against the Pledgee until after satisfaction and discharge in full of the Secured Obligations to the satisfaction of the Pledgee.

19.	INSTRUCTIONS

It is agreed and declared that following an Event of Default, the Pledgor shall procure that the Company shall act according to all and any instructions reasonably issued by the Pledgee in accordance with this Agreement without the necessity or obligation to verify whether the facts stated by the Pledgee, particularly whether an Event of Default has or has not taken place, are correct and shall not lose the benefit of this Agreement even if the Pledgor makes any claims to the effect that the statements of the Pledgee on which the Company is relying are incorrect.

20.	CERTIFICATION OF SUMS DUE

Any certification or determination by the Pledgee of a rate or amount under this Agreement will be, in the absence of manifest error, conclusive evidence of the matters to which it relates.

21.	NOTICES

Notices may be sent by registered mail, or electronic mail. Where notice is sent by registered mail, it shall be deemed to have been served five (5) Business Days following the date on which it was posted and in the case of notice sent by electronic mail, on the day of transmission. In providing such service it shall be sufficient to prove that the notice was addressed properly and posted or transmitted to such electronic mail address as may be notified to the other party for this purpose. For the purposes of this Agreement, the proper addresses (including electronic mail addresses) and fax numbers of the Parties are:

To the Pledgor

Name:	ESPORTS ENTERTAINMENT GROUP, INC.
Attention:	Stuart Tilly
Address:	112 North Curry Street, Carson City, Nevada 89703-4934, USA
Email:	stuart@esportsentertainmentgroup.com

To the Pledgee

Name:	GAMEDAY GROUP PLC
Attention:	Edward Licari
Address:	Level 1, Burlington Business Centre, Dragonara Road, St Julian’s, Malta
E-mail:	edward.licari@bethardgroup.com

14

Provided that each Party may at any time change such address by giving five (5) Business Days’ prior written notice to the other Party.

22.	NOTIFICATION TO, AND ACKNOWLEDGEMENT OF PLEDGE BY, THE COMPANY

22.1        In accordance with the requirements of Article 122(2) of the Companies Act, 1995, the Pledgor hereby notify the Company of the Pledge constituted by this Agreement, and hereby request the Company to register such pledge in the Company’s register of members and on any share certificates which the Company may issue throughout the duration of this Pledge. The Pledgor hereby informs the Company that the Pledgor has agreed to pledge any future shares subscribed by it in the Company.

22.2        The Company appears on and signs this Agreement inter alia in order to, and does hereby through the execution by it of this Agreement, acknowledge receipt without reservation of the notice of Pledge effected by the Pledgor to it by means of Clause 23.1 hereof.

22.3       The acknowledgement referred to in Clause 23.2 is granted by the Company for the benefit of the Pledgor and the Pledgee.

22.4        By signing this Agreement, the Company also:

22.4.1 confirms that it is concurrently with execution of this Agreement making a note of the Pledge in its Register of Members;

22.4.2 binds itself for the benefit of the Pledgee to act in accordance with the terms of the Pledge;

22.4.3 acknowledges that the share certificates in respect of the Pledged Shares have been delivered to the Pledgee upon execution hereof;

22.4.4 undertakes for the benefit of the Pledgee not to pay out any monies relating to the Pledged Shares other than in accordance with this Agreement, and whenever the Company is required to carry out any act which has been imposed on the Pledgor in this Agreement, the Company shall carry out such act in accordance with the Agreement;

22.4.5 recognises that the Pledgee may carry out acts against the wishes of the Pledgor following the Event of Default and confirms that the Pledgee shall be treated as a member of the company in terms of this Agreement;

22.4.6 represents that it has not been served with notice of the issuance of a precautionary or executive warrant of seizure by the Courts in Malta in relation to any or all of the Pledged Shares;

22.4.7 undertakes for the benefit of the Pledgee to inform any person (other than as part of the ordinary business activities and filing requirements) requesting information relating to the Company of the Pledge.

22.5        the Pledgor and the Company declare that the Pledge notification and acknowledgement referred to in Clauses 23.1 and 23.2 hereof shall be deemed to have been given in full satisfaction of the procedural requirements of Article 122(2) of the Companies Act, 1995, and each of them agree that no further action is necessary on the part of the others in order to comply with the said legislative requirements.

15

23.	SEVERANCE AND MODIFICATION OF CLAUSES

23.1         If any of the clauses or part thereof of this Agreement is or becomes invalid or unenforceable for any reason whatsoever, the validity of the remaining clauses or part thereof will not in any way be affected or impaired.

23.2         If any invalid or unenforceable clause or part thereof of this Agreement would be valid or enforceable if its form or effect were modified in any way, it shall be deemed to have the modified form or effect provided that the Pledgee gives its consent.

24.	SUCCESSORS IN TITLE and CHANGES TO THE PARTIES

24.1        This Agreement and the security hereby created shall bind and inure for the benefit of each of the Parties hereto and its successors and permitted assigns.

24.2       The Pledgor may not assign, transfer, novate, delegate or dispose of any of, or any interest in, its rights and/or obligations under this Agreement without the prior written consent of the Pledgee.

24.3       The Pledgee may assign or transfer or dispose of any of its rights and/or obligations under this Agreement.

25.	GOVERNING LAW & JURISDICTION

25.1        This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of Malta.

25.2         For the benefit of the Pledgee, the Pledgor agrees that the Courts of Malta have jurisdiction to settle any disputes in connection herewith and accordingly submit to the jurisdiction of such Courts. The Pledgor waives any objection to the Maltese Courts on grounds of inconvenient forum or otherwise as regards proceedings in connection herewith and agree that a judgement or order of such a Court shall be conclusive and binding on them and may be enforced against them in the Courts of any other jurisdiction.

25.3        Nothing in this Agreement limits the right of the Pledgee to bring proceedings against the Pledgor in any other Court of competent jurisdiction or concurrently in more than one jurisdiction.

26.	COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts (including email copies) were on a single copy of this Agreement.

IN WITNESS whereof the Parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

16

EXECUTION PAGE

The Pledgor

Name:
Duly authorised
For and on behalf of
ESPORTS ENTERTAINMENT GROUP, INC.

The Pledgee

Name:
Duly authorised
For and on behalf of
GAMEDAY GROUP PLC

The Company

Name:
Duly authorised
For and on behalf of
PROZONE LIMITED

17

ANNEX 1

Form T (2)

No. of Company (C 97366)

COMPANIES ACT, 1995

Notice of a pledge of securities

Pursuant to Section 122 (2)

Name of Company: PROZONE LIMITED

Delivered by: GRIFFITHS + ASSOCIATES ADVISORY LTD OF LEVEL 1, CASAL NAXARO, LABOUR AVENUE, NAXXAR, NXR 9021, MALTA

__________________________________________________________________________

To the Registrar of Companies:

I hereby give notice in accordance with Section 122 (2) of the Companies Act, 1995 that with effect from ___ July 2021 the undermentioned securities have been pledged as follows:

Pledgor (Name and Address)	Pledgee (Name and Address)		Securities	Nominal
		Number	Type	Value
ESPORTS ENTERTAINMENT GROUP, INC. Reg. no. E0473092008-2 170, PATER HOUSE PSAILA STREET BIRKIRKARA BKR 9077 MALTA	GAMEDAY GROUP PLC Reg. no. C 77333 LEVEL 1, BURLINGTON BUSINESS CENTRE DRAGONARA ROAD, ST JULIAN’S MALTA	25,101,200	Ordinary Shares	EUR 1

Signature
Erik Skarp
GAMEDAY GROUP PLC
Pledgee

Dated this ___ day of July of the year 2021

18

ANNEX 2

ANNOTATION TO PLEDGE IN THE SHARE CERTIFICATES

“These shares have been pledged in favour of GAMEDAY GROUP PLC (C 77333) of Level 1, Burlington Business Centre, Dragonara Road, St Julian’s, Malta, pursuant to a Pledge of Shares Agreement dated ___ July 2021, as may be amended from time to time.”

19

ANNEX 3

To:	PROZONE LIMITED (C 97366)
Burlington Complex, Level 1
Dragonara Road
Paceville, St. Julians STJ 3141
Malta
(the “Company”)

I the undersigned in my capacity as director of the Company do hereby resign with immediate effect and I hereby acknowledge and confirm that I have no claims against the Company for compensation for loss of office or in any respect, and that I have received all outstanding directors’ fees or other remuneration due to me to date.

Date:

———————————

[Name of Director]

20

ANNEX 4

SHARE TRANSFER INSTRUMENT

This the ……….. day of ……………………………………, 20…

By virtue of this private instrument, ESPORTS ENTERTAINMENT GROUP, INC. (reg. no. E0473092008-2), a limited liability company incorporated in Nevada, USA having its registered address at 112 North Curry Street, Carson City, Nevada 89703-4934, USA (hereinafter referred to as the “Transferor”) sells and transfers to …………………………………………………… (hereinafter referred to as the “Transferee”) which accepts and purchases and acquires 25,101,200 ordinary shares of EUR1 each in PROZONE LIMITED (C 97366), a limited liability company incorporated in Malta, having its registered address at Burlington Complex, Level 1, Dragonara Road, Paceville, St. Julians STJ 3141, Malta, for the price of ……………………………………………., for which price the Transferor hereby tenders due receipt.

Signed:

Name:
For and on behalf of
ESPORTS ENTERTAINMENT GROUP, INC.
TRANSFEROR

____________________________

For and on behalf of

……………………………………

TRANSFEREE

21

ANNEX 5

ADDITIONAL PLEDGE

ADDITIONAL SHARE PLEDGE AGREEMENT (the “Additional Pledge”) entered into this ……………………………., 20….. between:

(1)	ESPORTS ENTERTAINMENT GROUP, INC. (reg. no. E0473092008-2), a limited liability company incorporated in Nevada, USA having its registered address at 112 North Curry Street, Carson City, Nevada 89703-4934, USA (the “Pledgor”);

(2)	GAMEDAY GROUP PLC (C 77333), a limited liability company incorporated in Malta, having its registered address at Level 1, Burlington Business Centre, Dragonara Road, St Julian’s, Malta (the “Pledgee”); and

(3)	PROZONE LIMITED (C 97366), a limited liability company incorporated in Malta, having its registered address at Burlington Complex, Level 1, Dragonara Road, Paceville, St. Julians STJ 3141, Malta (the “Company”);

WHEREBY

1.        The Pledgor hereby pledges to the Pledgee, which accepts, the following additional shares in the Company:

……………………………………………………………………………………………

(the “Additional Pledged Shares”)

as security for the due and punctual payment and performance of the Secured Obligations as defined in the pledge of shares agreement between, amongst others, the parties hereto dated, (hereinafter the “Pledge of Shares Agreement”);

2.        In constitution of the said pledge is contemporaneously delivering documents evidencing the registration of the Additional Pledged Shares in the name of the Pledgor and the relevant executed Annexes as set out in the Pledge of Shares Agreement. It is agreed that the statutory notice in the form set out in Annex 1 to the Pledge of Shares Agreement will be delivered by the Pledgor or the Pledgee to the Registrar of Companies in Malta.

3.        This Additional Pledge is a transaction contemplated by and subject to all the terms and conditions of the Pledge of Shares Agreement and it is being specifically agreed that the Pledge of Shares Agreement is being incorporated in toto, including the recitals thereto, into this Additional Pledge and shall apply to and form an integral part of this Additional Pledge. Provided that any reference to Pledged Shares in the Pledge of Shares Agreement shall, unless the context otherwise requires, be deemed to refer to Additional Pledged Shares. The Pledgee shall enjoy all the rights, discretions, privileges and powers granted to it in the Pledge of Shares Agreement in relation to the Additional Pledged Shares.

4.       This Additional Pledge and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of Malta.

IN WITNESS whereof the parties hereto have cause this Agreement to be duly executed as of the day and year first above written.

[Signed:]

22